                                                                                                    Exhibit 99(a)

For additional information contact: Andrew Moreau 501-905-7962
Vice President - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:                                           Oct. 21, 2005

Wireless revenues drive Alltel’s third-quarter results

LITTLE ROCK, Ark. - Alltel achieved solid results in the third quarter, driven by wireless growth and profitability as the company surpassed the milestone of 10 million wireless customers. Alltel reported fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of 98 cents, including several one-time items that resulted in a net after-tax gain of $30 million. Excluding the one-time items, fully diluted earnings per share from current businesses was 90 cents.
In the quarter, Alltel completed its merger with Western Wireless Corporation, further expanding the company’s 850 megahertz wireless business and increasing the company’s wireless revenue mix to nearly 70 percent. Alltel now owns and operates the nation’s largest wireless network.
Also this quarter, Alltel continued with a formal process to assess the market environment for strategic repositioning of its wireline business.
“Our wireless business continued to produce solid results this quarter, with our heritage markets showing good top-line and post-pay customer growth along with a reduction in post-pay churn,” said Alltel President and CEO Scott Ford. “Our wireline business lost access lines, but added a record 41,000 net broadband customers during the quarter. Our strategic review process has gone well with significant interest expressed by several parties, and we are on pace to finalize our review before the end of the year.”
Among other highlights for the third quarter:
•
Total revenues were $2.5 billion, a 20 percent increase from a year ago. Net income under GAAP was $361 million, a 12 percent increase. Net income from current businesses was $331 million, a 17 percent increase from a year ago.

•	Wireless revenue was $1.7 billion, a 30 percent increase from a year ago. Segment income was $376 million, a 31 percent increase.
•
Average revenue per wireless customer (ARPU) in Alltel’s heritage markets was $51.83 cents, a 5 percent increase. Post-pay churn in the heritage markets improved to 1.73 percent from 1.8 percent a year ago. Total ARPU was $53.78, which includes markets gained in the Western Wireless transaction. Post-pay churn companywide was 1.92 percent.

•
The heritage markets recorded a net gain of 77,000 post-pay customers and lost 17,000 prepaid customers. The Western Wireless markets added about 28,000 net customers. Alltel lost 67,000 customers in its recently acquired markets, excluding Western Wireless. Total net customer additions were 21,000.

•
Wireline revenue was $592 million, down 2 percent from the previous year. Segment income was $218 million, a 4 percent decline. The company added a record 41,000 broadband customers, bringing its total broadband customer base to 360,000. Average revenue per wireline customer was $67.21, a 2 percent increase.

•	Equity free cash flow from current businesses was $404 million, a 25 percent increase. Net cash provided from operations was $659 million.
Alltel is a customer-focused communications company with more than 15 million customers in 36 states and nearly $10 billion in annual revenues.
        Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements  are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with pending acquisitions and dispositions, including the pending acquisition of the Idaho markets and the pending dispositions of Western Wireless' Kansas and Nebraska markets and international assets; the risks associated with the integration of acquired businesses, including the integration of Western Wireless; the uncertainties related to any discussions or negotiations regarding the sale of any of the international assets or the wireline repositioning; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

Alltel, NYSE: AT
www.alltel.com

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ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,708,358	$1,313,747	$394,611	30	$4,515,679	$3,751,315	$764,364	20
Wireline	592,283	602,936	(10,653)	(2)	1,780,986	1,812,034	(31,048)	(2)
Communications support services	263,209	227,137	36,072	16	749,144	675,366	73,778	11
Total business segments	2,563,850	2,143,820	420,030	20	7,045,809	6,238,715	807,094	13
Less intercompany eliminations	44,731	40,708	4,023	10	140,601	132,367	8,234	6
Total revenues and sales	$2,519,119	$2,103,112	$416,007	20	$6,905,208	$6,106,348	$798,860	13

Segment income:
Wireless	$375,945	$287,547	$88,398	31	$954,425	$760,085	$194,340	26
Wireline	218,383	227,782	(9,399)	(4)	648,180	690,325	(42,145)	(6)
Communications support services	20,335	11,489	8,846	77	43,809	48,832	(5,023)	(10)
Total segment income	614,663	526,818	87,845	17	1,646,414	1,499,242	147,172	10
Less: corporate expenses (A)	18,900	9,054	9,846	109	59,143	27,085	32,058	118
restructuring and other charges	18,873	-	18,873	-	18,873	51,765	(32,892)	(64)
Total operating income	$576,890	$517,764	$59,126	11	$1,568,398	$1,420,392	$148,006	10

Operating margin (B):
Wireless	22.0%	21.9%	.1%	-	21.1%	20.3%	.8%	4
Wireline	36.9%	37.8%	(.9%)	(2)	36.4%	38.1%	(1.7%)	(4)
Communications support services	7.7%	5.1%	2.6%	51	5.8%	7.2%	(1.4%)	(19)
Consolidated	22.9%	24.6%	(1.7%)	(7)	22.7%	23.3%	(.6%)	(3)

Net income	$361,165	$323,219	$37,946	12	$1,076,230	$775,590	$300,640	39
Earnings per share:
Basic	$.99	$1.05	$(.06)	(6)	$3.29	$2.51	$.78	31
Diluted	$.98	$1.05	$(.07)	(7)	$3.27	$2.50	$.77	31

Weighted average common shares:
Basic	363,638	306,843	56,795	19	326,752	308,781	17,971	6
Diluted	367,794	307,841	59,953	19	329,186	309,752	19,434	6
Annual dividend rate per common share	$1.52	$1.48	$.04	3

FROM CURRENT BUSINESSES (NON-GAAP) (C):
Operating income	$605,921	$517,764	$88,157	17	$1,617,220	$1,472,157	$145,063	10
Operating margin (B)	24.1%	24.6%	(.5%)	(2)	23.4%	24.1%	(.7%)	(3)
Net income	$331,184	$284,025	$47,159	17	$870,490	$768,052	$102,438	13
Earnings per share:
Basic	$.91	$.93	$(.02)	(2)	$2.66	$2.49	$.17	7
Diluted	$.90	$.92	$(.02)	(2)	$2.64	$2.48	$.16	6

(A) Corporate expenses for the three and nine months ended September 30, 2005 primarily includes $10.2 million of incremental costs related to Hurricane Katrina. In addition, corporate expenses for the nine months ended September 30, 2005 also includes $19.8 million primarily related to the effects of a change in accounting for operating leases with scheduled rent increases.
(B) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.
(C) Current businesses excludes the effects of discontinued operations, special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain on the exchange or disposal of assets, debt prepayment costs, costs associated with Hurricane Katrina, a change in accounting for operating leases, reversal of certain income tax contingency reserves and restructuring and other charges.

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004
Revenues and sales:
Service revenues	$2,229,370	$1,885,405	$6,116,896	$5,476,877
Product sales	289,749	217,707	788,312	629,471
Total revenues and sales	2,519,119	2,103,112	6,905,208	6,106,348
Costs and expenses:
Cost of services	719,683	624,442	2,006,888	1,769,402
Cost of products sold	343,718	262,604	933,556	775,942
Selling, general, administrative and other	470,966	373,624	1,298,967	1,121,676
Depreciation and amortization	388,989	324,678	1,078,526	967,171
Restructuring and other charges	18,873	-	18,873	51,765
Total costs and expenses	1,942,229	1,585,348	5,336,810	4,685,956

Operating income	576,890	517,764	1,568,398	1,420,392

Equity earnings in unconsolidated partnerships	10,434	24,338	36,391	53,516
Minority interest in consolidated partnerships	(20,573)	(23,647)	(57,838)	(60,869)
Other income, net	27,325	15,652	156,036	23,140
Interest expense	(83,422)	(86,699)	(246,454)	(264,978)
Gain on exchange or disposal of assets and other	30,557	-	218,830	-

Income from continuing operations before income taxes	541,211	447,408	1,675,363	1,171,201
Income taxes	206,068	143,727	625,155	415,149

Income from continuing operations	335,143	303,681	1,050,208	756,052

Discontinued operations:
Income from discontinued operations (net of income taxes)	26,022	19,538	26,022	19,538
Gain on sale of discontinued operations (net of income taxes)	-	-	-	-

Net income	361,165	323,219	1,076,230	775,590
Preferred dividends	24	25	72	78
Net income applicable to common shares	$361,141	$323,194	$1,076,158	$775,512

Basic earnings per share:
Income from continuing operations	$.92	$ .99	$3.21	$2.45
Income from discontinued operations	.07	.06	.08	.06
Net income	$.99	$1.05	$3.29	$2.51

Diluted earnings per share:
Income from continuing operations	$.91	$ .99	$3.19	$2.44
Income from discontinued operations	.07	.06	.08	.06
Net income	$.98	$1.05	$3.27	$2.50

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 3
for the three months ended September 30, 2005
(In thousands, except per share amounts)
									Corporate
	Results of	Items			Results of	Segment Information			Operations
	Operations	Excluded from			Operations			Communications	and
	Under	Current			from Current			Support	Intercompany
	GAAP	Businesses			Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$2,229,370	$-			$2,229,370	$1,606,482	$580,561	$84,728	$(42,401)
Product sales	289,749	-			289,749	101,876	11,722	178,481	(2,330)
Total revenues and sales	2,519,119	-			2,519,119	1,708,358	592,283	263,209	(44,731)
Costs and expenses:
Cost of services	719,683	(8,260)	(A	)	711,423	514,923	176,699	58,964	(39,163)
Cost of products sold	343,718	-			343,718	179,831	10,021	158,860	(4,994)
Selling, general, administrative and other	470,966	(1,898)	(A	)	469,068	379,806	66,154	16,710	6,398
Depreciation and amortization	388,989	-			388,989	257,853	121,026	8,340	1,770
Restructuring and other charges	18,873	(18,873)	(B	)	-	-	-	-	-
Total costs and expenses	1,942,229	(29,031)			1,913,198	1,332,413	373,900	242,874	(35,989)

Operating income	576,890	29,031			605,921	$375,945	$218,383	$20,335	$(8,742)

Equity earnings in unconsolidated partnerships	10,434	-			10,434
Minority interest in consolidated partnerships	(20,573)	-			(20,573)
Other income, net	27,325	(5,000)	(A	)	22,325
Interest expense	(83,422)	-			(83,422)
Gain on exchange or disposal of assets and other	30,557	(30,557)	(C	)	-

Income from continuing operations before income taxes	541,211	(6,526)			534,685
Income taxes	206,068	(2,567)	(H	)	203,501

Income from continuing operations	335,143	(3,959)			331,184

Discontinued operations:
Income from discontinued operations (net of income taxes)	26,022	(26,022)	(J	)	-
Gain on sale of discontinued operations (net of income taxes)	-	-			-

Net income	361,165	(29,981)			331,184
Preferred dividends	24	-			24
Net income applicable to common shares	$361,141	$(29,981)			$331,160

Basic earnings per share:
Income from continuing operations	$.92	$(.01)			$.91
Income from discontinued operations	.07	(.07)			-
Net income	$.99	$(.08)			$.91

Diluted earnings per share:
Income from continuing operations	$.91	$(.01)			$.90
Income from discontinued operations	.07	(.07)			-
Net income	$.98	$(.08)			$.90

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 4
for the three months ended September 30, 2004
(In thousands, except per share amounts)
									Corporate
	Results of	Items			Results of	Segment Information			Operations
	Operations	Excluded from			Operations			Communications	and
	Under	Current			from Current			Support	Intercompany
	GAAP	Businesses			Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$1,885,405	$-			$1,885,405	$1,239,409	$592,373	$86,862	$(33,239)
Product sales	217,707	-			217,707	74,338	10,563	140,275	(7,469)
Total revenues and sales	2,103,112	-			2,103,112	1,313,747	602,936	227,137	(40,708)
Costs and expenses:
Cost of services	624,442	-			624,442	406,660	179,719	68,910	(30,847)
Cost of products sold	262,604	-			262,604	139,301	7,822	124,575	(9,094)
Selling, general, administrative and other	373,624	-			373,624	294,070	60,033	13,593	5,928
Depreciation and amortization	324,678	-			324,678	186,169	127,580	8,570	2,359
Restructuring and other charges	-	-			-	-	-	-	-
Total costs and expenses	1,585,348	-			1,585,348	1,026,200	375,154	215,648	(31,654)

Operating income	517,764	-			517,764	$287,547	$227,782	$11,489	$(9,054)

Equity earnings in unconsolidated partnerships	24,338	-			24,338
Minority interest in consolidated partnerships	(23,647)	-			(23,647)
Other income, net	15,652	-			15,652
Interest expense	(86,699)	-			(86,699)
Gain on exchange or disposal of assets and other	-	-			-

Income from continuing operations before income taxes	447,408	-			447,408
Income taxes	143,727	19,656	(I	)	163,383

Income from continuing operations	303,681	(19,656)			284,025

Discontinued operations:
Income from discontinued operations (net of income taxes)	19,538	(19,538)	(I	)	-
Gain on sale of discontinued operations (net of income taxes)	-	-			-

Net income	323,219	(39,194)			284,025
Preferred dividends	25	-			25
Net income applicable to common shares	$323,194	$(39,194)			$284,000

Basic earnings per share:
Income from continuing operations	$ .99	$(.06)			$.93
Income from discontinued operations	.06	(.06)			-
Net income	$1.05	$(.12)			$.93

Diluted earnings per share:
Income from continuing operations	$ .99	$(.07)			$.92
Income from discontinued operations	.06	(.06)			-
Net income	$1.05	$(.13)			$.92

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 5
for the nine months ended September 30, 2005
(In thousands, except per share amounts)
									Corporate
	Results of	Items			Results of	Segment Information			Operations
	Operations	Excluded from			Operations			Communications	and
	Under	Current			from Current			Support	Intercompany
	GAAP	Businesses			Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$6,116,896	$-			$6,116,896	$4,251,948	$1,748,392	$240,342	$(123,786)
Product sales	788,312	-			788,312	263,731	32,594	508,802	(16,815)
Total revenues and sales	6,905,208	-			6,905,208	4,515,679	1,780,986	749,144	(140,601)
Costs and expenses:
Cost of services	2,006,888	(28,051)	(A) (E	)	1,978,837	1,374,402	540,390	178,083	(114,038)
Cost of products sold	933,556	-			933,556	478,915	26,020	453,319	(24,698)
Selling, general, administrative and other	1,298,967	(1,898)	(A)		1,297,069	1,034,026	192,622	48,620	21,801
Depreciation and amortization	1,078,526	-			1,078,526	673,911	373,774	25,313	5,528
Restructuring and other charges	18,873	(18,873)	(B)		-	-	-	-	-
Total costs and expenses	5,336,810	(48,822)			5,287,988	3,561,254	1,132,806	705,335	(111,407)

Operating income	1,568,398	48,822			1,617,220	$954,425	$648,180	$43,809	$(29,194)

Equity earnings in unconsolidated partnerships	36,391	-			36,391
Minority interest in consolidated partnerships	(57,838)	-			(57,838)
Other income, net	156,036	(116,036)	(A) (F	)	40,000
Interest expense	(246,454)	-			(246,454)
Gain on exchange or disposal of assets and other	218,830	(218,830)	(C) (D	)	-

Income from continuing operations before income taxes	1,675,363	(286,044)			1,389,319
Income taxes	625,155	(106,326)	(H)		518,829

Income from continuing operations	1,050,208	(179,718)			870,490

Discontinued operations:
Income from discontinued operations (net of income taxes)	26,022	(26,022)	(J)		-
Gain on sale of discontinued operations (net of income taxes)	-	-			-

Net income	1,076,230	(205,740)			870,490
Preferred dividends	72	-			72
Net income applicable to common shares	$1,076,158	$(205,740)			$870,418

Basic earnings per share:
Income from continuing operations	$3.21	$(.55)			$2.66
Income from discontinued operations	.08	(.08)			-
Net income	$3.29	$(.63)			$2.66

Diluted earnings per share:
Income from continuing operations	$3.19	$(.55)			$2.64
Income from discontinued operations	.08	(.08)			-
Net income	$3.27	$(.63)			$2.64

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 6
for the nine months ended September 30, 2004
(In thousands, except per share amounts)
									Corporate
	Results of	Items			Results of	Segment Information			Operations
	Operations	Excluded from			Operations			Communications	and
	Under	Current			from Current			Support	Intercompany
	GAAP	Businesses			Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$5,476,877	$-			$5,476,877	$3,538,462	$1,783,473	$265,200	$(110,258)
Product sales	629,471	-			629,471	212,853	28,561	410,166	(22,109)
Total revenues and sales	6,106,348	-			6,106,348	3,751,315	1,812,034	675,366	(132,367)
Costs and expenses:
Cost of services	1,769,402	-			1,769,402	1,144,462	531,189	193,548	(99,797)
Cost of products sold	775,942	-			775,942	418,899	20,135	367,242	(30,334)
Selling, general, administrative and other	1,121,676	-			1,121,676	882,821	181,861	39,873	17,121
Depreciation and amortization	967,171	-			967,171	545,048	388,524	25,871	7,728
Restructuring and other charges	51,765	(51,765)	(G)		-	-	-	-	-
Total costs and expenses	4,685,956	(51,765)			4,634,191	2,991,230	1,121,709	626,534	(105,282)

Operating income	1,420,392	51,765			1,472,157	$760,085	$690,325	$48,832	$(27,085)

Equity earnings in unconsolidated partnerships	53,516	-			53,516
Minority interest in consolidated partnerships	(60,869)	-			(60,869)
Other income, net	23,140	-			23,140
Interest expense	(264,978)	-			(264,978)
Gain on exchange or disposal of assets and other	-	-			-

Income from continuing operations before income taxes	1,171,201	51,765			1,222,966
Income taxes	415,149	39,765	(H) (I	)	454,914

Income from continuing operations	756,052	12,000			768,052

Discontinued operations:
Income from discontinued operations (net of income taxes)	19,538	(19,538)	(I)		-
Gain on sale of discontinued operations (net of income taxes)	-	-			-

Net income	775,590	(7,538)			768,052
Preferred dividends	78	-			78
Net income applicable to common shares	$775,512	$(7,538)			$767,974

Basic earnings per share:
Income from continuing operations	$2.45	$ .04			$2.49
Income from discontinued operations	.06	(.06)			-
Net income	$2.51	$(.02)			$2.49

Diluted earnings per share:
Income from continuing operations	$2.44	$ .04			$2.48
Income from discontinued operations	.06	(.06)			-
Net income	$2.50	$(.02)			$2.48

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 7

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on October 21, 2005, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. ("Fidelity National") common stock, gain on exchange or disposal of assets, termination fees associated with the early retirement of long-term debt, costs associated with Hurricane Katrina, a change in accounting for certain operating leases, reversal of certain income tax contingency reserves and restructuring and other charges. Alltel’s purpose for excluding items from the current business measures is to focus on Alltel’s true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business segments. Alltel management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the special cash dividend, gain on the exchange or disposal of assets, early termination of debt, costs associated with Hurricane Katrina, the effects of the change in accounting for operating leases and restructuring and other charges have not been allocated to the business segments. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)
Alltel incurred $10.2 million of incremental costs related to Hurricane Katrina consisting of increased long distance and roaming expenses due to providing these services to affected customers at no charge, system maintenance costs to restore network facilities and additional losses from bad debts. These incremental costs also included Company donations to support the hurricane relief efforts. These incremental expenses were partially offset by $5.0 million of insurance proceeds received to date by Alltel.

(B)
The Company incurred $2.4 million of integration expenses related to its acquisition completed on August 1, 2005 of Western Wireless Corporation ("Western Wireless"). These expenses primarily consisted of system conversion and relocation costs. In addition, the Company incurred $11.9 million of integration expenses related to the exchange of certain wireless assets with Cingular Wireless LLC ("Cingular") completed during the second and third quarters of 2005. These expenses consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets. The Company also incurred $4.6 million in restructuring charges associated with its wireline operations. These charges consisted of severance and employee benefit costs related to a planned workforce reduction.

(C)
Primarily due to certain minority partners' right-of-first-refusal, three of the wireless partnership interests to be exchanged between Alltel and Cingular, as discussed in Note D below, were not completed until July 29, 2005. As a result of completing the exchange transaction, Alltel recorded an additional pretax gain of $30.5 million.

(D)
On April 15, 2005, Alltel and Cingular completed the exchange of certain wireless assets. In connection with this transaction, Alltel recorded a pretax gain of $127.5 million. On April 6, 2005, Alltel recorded a pretax gain of $75.8 million from the sale of all of its shares of Fidelity National common stock. In addition, on April 8, 2005, Alltel retired all of its issued and outstanding 7.50 percent senior notes due March 1, 2006, representing an aggregate principal amount of $450.0 million. Concurrent with the debt redemption, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the $450.0 million senior notes. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of approximately $15.0 million.

(E)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company's operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases" and Financial Accounting Standards Board Technical Bulletin No. 85-3, "Accounting for Operating Leases with Scheduled Rent Increases". The effects of this change, which are included in corporate expenses, were not material to the Company's previously reported consolidated results of operations, financial position or cash flows.

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 8

(F)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

(G)
The Company announced its plans to reorganize its operating structure and exit its competitive local exchange carrier operations in the Jacksonville, Florida market. In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs. The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003. In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(H)	Tax-related effect of the items discussed in Notes A - G above.

(I)
During the third quarter of 2004, the Internal Revenue Service (“IRS”) completed its fieldwork related to the audits of the Company’s consolidated federal income tax returns for the fiscal years 1997 through 2001. As a result of the IRS completing this phase of their audits, Alltel reassessed its income tax contingency reserves related to the periods under examination. Based upon this reassessment, Alltel recorded a $129.3 million reduction in its income tax contingency reserves in the third quarter of 2004. The corresponding effects of the reversal of these tax contingencies resulted in a reduction in goodwill of $94.5 million and a reduction in income tax expense associated with continuing operations of $19.7 million. In addition, $15.1 million of the income tax contingency reserves reversed related to the financial services division of Alltel’s information services subsidiary, ALLTEL Information Services, Inc., that was sold to Fidelity National on April 1, 2003. Pursuant to the terms of the sale agreement, Alltel retained, as of the date of sale, all income tax liabilities related to the sold operations and agreed to indemnify Fidelity National from any future tax liability imposed on the financial services division for periods prior to the date of sale. The adjustment of the tax contingency reserves related to the disposed financial services division has been reported as “discontinued operations” in the Company’s interim consolidated financial statements for the three and nine months ended September 30, 2004. Discontinued operations for the three and nine months ended September 30, 2004 also included a tax benefit of $4.4 million attributable to a foreign tax credit carryback recognized as a result of the IRS audits.

(J)
Eliminates the effects of discontinued operations. On August 1, 2005, Alltel completed its acquisition of Western Wireless. As a condition of receiving approval for the acquisition from the Department of Justice and the Federal Communications Commission, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In September 2005, Alltel completed the sale of international operations in Georgia and Ghana acquired from Western Wireless. Alltel also has entered into definitive agreements to sell the Austria and Irish operations acquired from Western Wireless and Alltel is actively pursuing the disposition of all remaining international operations and interests acquired from Western Wireless. As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations and assets held for sale in the accompanying consolidated financial statements.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 9
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
Wireless:
Controlled POPs	75,410,320	61,313,088	14,097,232	23
Customers	10,424,710	8,394,727	2,029,983	24
Penetration rate	13.8%	13.7%	.1%	1
Average customers	9,956,726	8,369,785	1,586,941	19	9,229,636	8,234,494	995,142	12
Gross customer additions:
Internal	729,618	641,994	87,624	14	1,992,367	2,029,528	(37,161)	(2)
Acquired	1,336,315	-	1,336,315	-	1,602,806	-	1,602,806	-
Total	2,065,933	641,994	1,423,939	222	3,595,173	2,029,528	1,565,645	77
Net customer additions:
Internal	20,887	58,254	(37,367)	(64)	195,417	371,302	(175,885)	(47)
Acquired	1,336,315	-	1,336,315	-	1,602,806	-	1,602,806	-
Total	1,357,202	58,254	1,298,948	2,230	1,798,223	371,302	1,426,921	384
Customer acquisition costs:
Cost of products sold	$83,821	$78,043	$5,778	7	$ 216,034	$242,180	$(26,146)	(11)
Selling and marketing expenses	231,886	181,505	50,381	28	615,816	545,317	70,499	13
Less product sales	61,611	55,235	6,376	12	162,516	159,344	3,172	2
Total	$254,096	$204,313	$49,783	24	$ 669,334	$628,153	$41,181	7
Cost to acquire a new customer (A)	$348	$318	$30	9	$336	$310	$26	8
Cash costs:
Cost of services	$514,923	$406,660	$108,263	27	$ 1,374,402	$1,144,462	$229,940	20
Cost of products sold	179,831	139,301	40,530	29	478,915	418,899	60,016	14
Selling, general, administrative and other	379,806	294,070	85,736	29	1,034,026	882,821	151,205	17
Less product sales	101,876	74,338	27,538	37	263,731	212,853	50,878	24
Total	972,684	765,693	206,991	27	2,623,612	2,233,329	390,283	17
Less customer acquisition costs	254,096	204,313	49,783	24	669,334	628,153	41,181	7
Total	$718,588	$561,380	$157,208	28	$ 1,954,278	$1,605,176	$349,102	22
Cash cost per unit per month, excluding
customer acquisition costs (B)	$24.06	$22.36	$1.70	8	$23.53	$21.66	$1.87	9
Revenues:
Service revenues	$1,606,482	$1,239,409	$367,073	30	$ 4,251,948	$3,538,462	$713,486	20
Less wholesale revenues	170,221	103,356	66,865	65	373,514	277,698	95,816	35
Retail revenues	$1,436,261	$1,136,053	$300,208	26	$ 3,878,434	$3,260,764	$617,670	19
Average revenue per customer per month (C)	$53.78	$49.36	$4.42	9	$51.19	$47.75	$3.44	7
Retail revenue per customer per month (D)	$48.08	$45.24	$2.84	6	$46.69	$44.00	$2.69	6
Retail minutes of use per customer per month (E)	614	516	98	19	586	480	106	22
Postpay churn	1.92%	1.80%	.12%	7	1.75%	1.77%	(.02%)	(1)
Total churn	2.37%	2.33%	.04%	2	2.17%	2.24%	(.07%)	(3)
Service revenue operating margin (F)	23.4%	23.2%	.2%	1	22.4%	21.5%	.9%	4
Capital expenditures (G)	$233,788	$200,337	$33,451	17	$707,530	$526,870	$180,660	34

(A)	Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other") less product sales, as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period. Customer acquisition costs exclude amounts related to the Company's customer retention efforts.
(B)	Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales, as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.
(C)	Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.
(D)	Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.
(E)	Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.
(F)	Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.
(G)	Includes capitalized software development costs.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 10
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
Wireline:
Customers	2,919,862	3,040,512	(120,650)	(4)
Average customers	2,937,588	3,052,548	(114,960)	(4)	2,966,491	3,074,185	(107,694)	(4)
Broadband customers	359,975	216,885	143,090	66
Net broadband additions	40,660	22,351	18,309	82	116,650	63,857	52,793	83
Average revenue per customer per month (H)	$67.21	$65.84	$1.37	2	$66.71	$65.49	$1.22	2
Capital expenditures (G)	$78,172	$80,659	$(2,487)	(3)	$236,596	$235,768	$828	-

Communications support services:
Long-distance customers	1,757,069	1,739,974	17,095	1
Capital expenditures (G)	$4,208	$4,500	$(292)	(6)	$9,827	$9,412	$415	4

Consolidated:
Equity free cash flow (I)	$403,738	$323,183	$80,555	25	$994,554	$954,379	$40,175	4
Capital expenditures (G)	$316,435	$285,520	$30,915	11	$954,462	$780,844	$173,618	22
Total assets	$23,796,703	$16,368,782	$7,427,921	45

(G) Includes capitalized software development costs.
(H) Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.
(I) Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 11
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	September 30,	December 31,		September 30,	December 31,
	2005	2004		2005	2004

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$ 69,428	$ 484,934	Current maturities of long-term debt	$ 137,920	$ 224,958
Accounts receivable (less allowance for			Accounts payable	496,027	448,161
doubtful accounts of $76,414 and			Advance payments and customer deposits	224,152	219,338
$53,606, respectively)	1,116,991	912,665	Accrued taxes	224,125	158,197
Inventories	177,026	156,785	Accrued dividends	145,481	105,922
Prepaid expenses and other	131,159	62,383	Accrued interest	81,300	120,259
Assets held for sale	2,739,566	-	Current deferred income taxes	490,491	-
			Other current liabilities	244,090	183,523
Total current assets	4,234,170	1,616,767	Liabilities related to assets held for sale	397,965	-

Investments	359,295	804,861	Total current liabilities	2,441,551	1,460,358
Goodwill	8,827,913	4,875,718
Other intangibles	1,977,344	1,306,140
			Long-term debt	5,805,200	5,352,422
			Deferred income taxes	1,681,917	1,715,119
PROPERTY, PLANT AND EQUIPMENT:			Other liabilities	955,756	947,172
Land	287,618	278,084
Buildings and improvements	1,189,690	1,134,824
Wireline	6,886,844	6,735,748
Wireless	6,664,603	5,763,965
Information processing	1,150,249	1,048,446	SHAREHOLDERS' EQUITY:
Other	494,307	489,936	Preferred stock	287	307
Under construction	494,266	385,283	Common stock	382,917	302,268
			Additional paid-in capital	5,313,384	197,902
Total property, plant and equipment	17,167,577	15,836,286	Unrealized holding gain on investments	23,512	153,926
Less accumulated depreciation	9,158,549	8,288,195	Foreign currency translation adjustment	26,895	482
			Retained earnings	7,165,284	6,473,780
Net property, plant and equipment	8,009,028	7,548,091
			Total shareholders' equity	12,912,279	7,128,665
Other assets	388,953	452,159

			TOTAL LIABILITIES AND
TOTAL ASSETS	$ 23,796,703	$ 16,603,736	SHAREHOLDERS' EQUITY	$ 23,796,703	$ 16,603,736

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 12
(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004
Net Cash Provided from Operations:
Net income	$361,165	$323,219	$1,076,230	$775,590
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	(26,022)	(19,538)	(26,022)	(19,538)
Depreciation and amortization	388,989	324,678	1,078,526	967,171
Provision for doubtful accounts	61,360	48,504	152,019	137,270
Non-cash portion of gain on exchange or disposal of assets and other	(30,557)	-	(232,742)	-
Non-cash portion of restructuring and other charges	10,000	-	10,000	25,569
Increase in deferred income taxes	11,786	42,672	18,067	188,596
Reversal of income tax contingency reserves	-	(19,656)	-	(19,656)
Other, net	941	(8,305)	12,057	(8,475)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(99,575)	(98,737)	(205,408)	(164,276)
Inventories	18,520	(14,894)	16,225	10,908
Accounts payable	27,815	(17,718)	(3,480)	(93,028)
Other current liabilities	(94,407)	24,239	6,210	64,112
Other, net	28,495	11,427	428	(20,185)
Net cash provided from operations	658,510	595,891	1,902,110	1,844,058

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(304,406)	(276,742)	(915,545)	(757,280)
Additions to capitalized software development costs	(12,029)	(8,778)	(38,917)	(23,564)
Additions to investments	(75)	(279)	(957)	(2,805)
Purchases of property, net of cash acquired	(912,317)	-	(1,136,049)	-
Proceeds from the sale of assets	-	-	36,162	-
Proceeds from the sale of investments	436	-	353,881	-
Proceeds from the return on investments	10,569	30,169	30,957	67,115
Other, net	4,848	3,637	7,951	(594)
Net cash used in investing activities	(1,212,974)	(251,993)	(1,662,517)	(717,128)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(124,449)	(114,047)	(345,169)	(345,347)
Reductions in long-term debt	(2,203,727)	(2,044)	(2,656,640)	(254,994)
Distributions to minority investors	(17,799)	(16,994)	(44,808)	(49,677)
Long-term debt issued	877,700	-	927,700	-
Repurchases of common stock	-	(263,898)	-	(506,931)
Common stock issued	43,477	14,074	1,442,790	20,727
Net cash used in financing activities	(1,424,798)	(382,909)	(676,127)	(1,136,222)

Net cash provided from discontinued operations	36,189	-	36,189	-

Effect of exchange rate changes on cash and short-term investments	(15,161)	(22)	(15,161)	(87)
Decrease in cash and short-term investments	(1,958,234)	(39,033)	(415,506)	(9,379)

Cash and Short-term Investments:
Beginning of the period	2,027,662	687,418	484,934	657,764
End of the period	$69,428	$648,385	$69,428	$648,385

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 13
(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004

Net cash provided from operations	$658,510	$595,891	$1,902,110	$1,844,058
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	26,022	19,538	26,022	19,538
Depreciation and amortization expense	(388,989)	(324,678)	(1,078,526)	(967,171)
Provision for doubtful accounts	(61,360)	(48,504)	(152,019)	(137,270)
Non-cash portion of gain on exchange or disposal of assets and other	30,557	-	232,742	-
Non-cash portion of restructuring and other charges	(10,000)	-	(10,000)	(25,569)
Change in deferred income taxes	(11,786)	(42,672)	(18,067)	(188,596)
Reversal of income tax contingency reserves	-	19,656	-	19,656
Other non-cash changes, net	(941)	8,305	(12,057)	8,475
Changes in operating assets and liabilities, net of the
effects of acquisitions and dispositions	119,152	95,683	186,025	202,469
Net income under GAAP	361,165	323,219	1,076,230	775,590
Adjustments to reconcile to net income from current businesses:
Restructuring and other charges, net of tax	11,569	-	11,569	31,656
Gain on exchange or disposal of assets and other, net of tax	(18,681)	-	(136,720)	-
Special dividend received on Fidelity National common stock,
net of tax	-	-	(69,812)	-
Change in accounting for operating leases, net of tax	-	-	12,092	-
Hurricane-related costs, net of insurance recoveries and tax	3,153	-	3,153	-
Reversal of income tax contingency reserves	-	(19,656)	-	(19,656)
Income from discontinued operations	(26,022)	(19,538)	(26,022)	(19,538)
Net income from current businesses	331,184	284,025	870,490	768,052
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	388,989	324,678	1,078,526	967,171
Capital expenditures	(316,435)	(285,520)	(954,462)	(780,844)
Equity free cash flow from current businesses	$403,738	$323,183	$994,554	$954,379

-end-